Exhibit D

                             CSW International, Inc.
                               Statement of Income
                      For the Quarter Ended March 31, 2000
                                   (Unaudited)
                                    ($000's)




            Operating Revenues
              Electric revenues                            $ 386,745
              Other diversified                               98,509
                                                          -----------
                                                             485,254
                                                          -----------

            Operating Expenses
              Cost of electric sales                         253,387
              General and administrative                      70,888
              Depreciation and amortization                   29,320
              Other diversified                               70,862
                                                          -----------
                                                             424,457
                                                          -----------
            Operating Income                                  60,797
                                                          -----------

            Other Income and (Deductions)
              Investment income                                8,024
              Interest income                                  3,861
              Interest expense                               (30,014)
                                                          -----------
                                                             (18,129)
                                                          -----------
            Income Before Income Taxes                        42,668
                                                          -----------

            Provision for Income Taxes                        12,289
                                                          -----------

            Net Income                                      $ 30,379
                                                          ===========